SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   Form 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)    January 26, 1999


                       CADMUS COMMUNICATIONS CORPORATION
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            (Exact name of registrant as specified in its charter)


         Virginia                      0-12954                  54-1274108
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)      Identification Number


6620 West Broad Street, Suite 240, Richmond, Virginia                 23230
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     (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code              (804) 287-5680
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Item 5.  Other Events.

On January 26, 1999, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 with respect to second quarter financial results. C. Stephenson Gillispie, Jr., chairman, president and chief executive officer, Bruce V. Thomas, senior vice president and chief financial officer, and David E. Bosher, vice president and treasurer, read the prepared remarks attached hereto as Exhibit 99.2 on a conference call with analysts, shareholders, prospective investors, and other interested parties. Information in these documents relating to Cadmus' future prospects and performance are "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995, and, as such, are subject to certain risks and uncertainties that could cause actual results to differ materially. Potential risks and uncertainties include but are not limited to: (1) continuing competitive pricing in the markets in which the Company competes, (2) the ability of the Company to retain management and employees in light of lower than planned incentives, (3) the gain or loss of significant customers or the decrease in demand from existing customers, (4) the ability of the Company to continue to obtain improved efficiencies and lower overall production costs, (5) changes in the Company's product sales mix, (6) the effective integration of recent acquisitions, (7) the performance of new management and leadership teams in the Company and its divisions, (8) the impact of industry consolidation among key customers, and (9) a rebound in the U.S. capital markets.









Item 7.  Exhibits.

      Exhibit 99.1            Press Release
      Exhibit 99.2            Prepared Remarks from Conference Call



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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 26, 1999.


                              CADMUS COMMUNICATIONS CORPORATION


                              By:   /s/ C. Stephenson Gillispie, Jr.
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                                    C. Stephenson Gillispie, Jr.
                                    Chairman,  President,  and Chief Executive
                                    Officer



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                                 Exhibit Index


      Exhibit


99.1  Press Release
99.2  Prepared Remarks from Conference Call